This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended June 30, 2003 of the Gartmore Variable Insurance Trust (the "Registrant").

     I, Paul J. Hondros, the principal executive officer of the Registrant, certify that, to the best of my knowledge,:

1. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d)); and

2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date: September  8,  2003

/s/  PAUL  J.  HONDROS
     Paul  J.  Hondros
     Principal  Executive  Officer
     Gartmore  Variable  Insurance  Trust


     A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1350, and accompanies the report on Form N-CSR for the period ended June 30, 2003 of the Gartmore Variable Insurance Trust (the "Registrant").

     I, Gerald J. Holland, the principal financial officer of the Registrant, certify that, to the best of my knowledge,:

1. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d)); and

2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



Date: September  8,  2003

/s/   GERALD  J.  HOLLAND
      Gerald  J.  Holland
      Principal  Financial  Officer
      Gartmore  Variable  Insurance  Trust


     A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.